EXECUTION VERSION

Exhibit 10.1

FIFTH AMENDMENT TO Revolving CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Fifth Amendment”) is dated as of October 30,  2026 (the “Effective Date”), by and among Koss Corporation, a Delaware Corporation (“Borrower”) and Town Bank, N.A.  (also known as Town Bank, “Bank”; Borrower and Bank are collectively referred to herein as the “Parties”) and amends a “Revolving Credit Agreement” dated as of May 14, 2019, as amended by a First Amendment to Revolving Credit Agreement dated as of January 28, 2021, as amended by a Second Amendment to Revolving Credit Agreement dated as of February 4, 2022, as amended by a Third Amendment to Revolving Credit Agreement dated as of October 30, 2022, and as amended by a Fourth Amendment to Revolving Credit Agreement dated as of October 30, 2024 (collectively, the “Credit Agreement”).

RECITALS

A. Borrower has requested and Bank has agreed, subject to the terms of this Fifth Amendment, to extend the Maturity Date of the Revolving Credit Note.
B. Capitalized terms that are not otherwise defined herein shall take on the meaning given to such terms in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual agreements contained herein, the Parties agree as follows:

AMENDMENT

ARTICLE I.AMENDMENT TO CREDIT AGREEMENT

1. Amendment to Subsection 7.1(i) of the Credit Agreement. Subsection 7.1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)	“Maturity Date” means October 31, 2028.

ARTICLE II.Conditions

This Fifth Amendment shall be effective upon the satisfaction of the following conditions:

1. Amendment. Bank shall have received a fully-executed, original version of this Fifth Amendment.

EXECUTION VERSION

2. Payment of Lender’s Fee and Costs.  Bank shall have received payment in immediately available funds, of all fees and costs of Bank, including, without limitation, all attorneys’ fees and expenses incurred or paid by Bank in connection with the preparation of this Fifth Amendment and all ancillary documents related hereto.

ARTICLE III.Miscellaneous

1. Recitals. The RECITALS set forth above are true, accurate and incorporated into the body of this Fifth Amendment by reference.

2. Counterparts; Signatures.  This Fifth Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.  This Fifth Amendment may be executed in facsimile or electronic copy with the same binding effect as the original,  but any party may request a paper original for its files and the other parties hereto shall be obligated to accommodate such a request.

3. Representation and Warranty.  Borrower represents and warrants to Bank that the execution and delivery of this Fifth Amendment is within its corporate power, has been duly authorized by proper organizational action on the part of Borrower, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the Articles of Incorporation or Bylaws of Borrower or the terms of any agreement, restriction or under-taking to which Borrower is a party or by which it is bound, and does not require any approval or consent of the board of directors or shareholders of Borrower, any governmental body, agency or authority or any other person or entity that have not already been obtained by Borrower.

4. Entire Agreement; Applicable Law.  The Credit Agreement, as amended by this Fifth Amendment is the entire agreement between the Parties with respect to the matters contained therein, the other Loan Documents, and herein, and this Fifth Amendment supersedes any prior discussions with respect to such an amendment.  This Fifth Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without application of conflicts of laws.

5. Headings. Paragraph headings used in this Fifth Amendment are for convenience only and shall not affect the construction of this Fifth Amendment.

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment as of the Effective Date.

TOWN BANK, N.A.
By:___________________________________
Glenn M. Margraff, Group Executive Vice President

KOSS CORPORATION, a Delaware corporation
By: ___________________________________ Kim M. Schulte, CFO and Secretary

[Signature Page to Fifth Amendment to Revolving Credit Agreement]